UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2024

Tracon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36818	34-2037594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 800
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 550-0780

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

As of March 31, 2024, TRACON Pharmaceuticals, Inc. (the “Company”) had an estimated approximately $8.0 million in cash and cash equivalents, of which $0.1 million was pledged as collateral for the Company’s obligations under its corporate headquarters facility lease. Based upon the Company’s current operating plan, the Company believes that its cash and cash equivalents as of March 31, 2024 will be sufficient to fund its current requirements of working capital and other financial commitments, including its operating lease obligations, into late third quarter 2024. This estimate of the Company’s cash and cash equivalents is preliminary and subject to completion, including the completion of interim review procedures as of and for the three months ended March 31, 2024. As a result, the unaudited preliminary cash and cash equivalents set forth above reflects the Company’s preliminary estimate with respect to such information, based on information currently available to management, and may vary from the Company’s actual financial position as of March 31, 2024. Further, this preliminary estimate is not a comprehensive statement or estimate of the Company’s financial results or financial condition as of and for the three months ended March 31, 2024. The unaudited preliminary cash and cash equivalents estimate included herein has been prepared by, and is the responsibility of, management. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the unaudited preliminary cash and cash equivalents and, accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. It is possible that the Company or the Company’s independent registered public accounting firm may identify items that require us to make adjustments to the financial information set forth above. This estimate should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and it is not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not draw any conclusions based on the foregoing estimate and should not place undue reliance on this preliminary estimate. We assume no duty to update this preliminary estimate except as required by law.

The information disclosed under Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously disclosed, the Company previously entered into a Capital on DemandTM Sales Agreement, dated December 9, 2020, as amended on March 15, 2022 (the “Sales Agreement”), by and between the Company and JonesTrading Institutional Services LLC (“JonesTrading”) pursuant to which the Company may sell from time to time, at its option, up to an aggregate of $50.0 million of the Company’s common stock, par value $0.001 per share (“Common Stock”) through JonesTrading, as sales agent or principal. On March 16, 2022, the Company filed a registration statement on Form S-3 (Registration No. 333-263590) (the “Registration Statement”), which became effective on March 28, 2022, including a prospectus offering up to $18,814,246 of shares of its Common Stock in accordance with the Sales Agreement (the “Prior Prospectus”), which was subsequently suspended on June 21, 2022, and the Company filed a new prospectus supplement on July 15, 2022 offering up to $8,207,228 of shares of its Common Stock (the “Existing Prospectus”). The amounts registered under the Prior Prospectus and the Existing Prospectus were, as of their respective filing dates, subject to limitations imposed by General Instruction I.B.6 of Form S-3.

Pursuant to General Instruction I.B.6 of Form S-3, the Company may sell additional shares pursuant to the Registration Statement at this time, and on April 12, 2024, the Company filed a new prospectus supplement to the Registration Statement with the Securities and Exchange Commission (the “SEC”) registering an additional $6,151,388 of shares of Common Stock (the “Additional Shares”) that may be sold pursuant to the Sales Agreement.

Cooley LLP, counsel to the Company, delivered an opinion as to the validity of the Additional Shares to be issued pursuant to the Sales Agreement, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward-Looking Statements

Statements contained in this current report regarding matters that are not historical facts are “forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s preliminary financial results contained herein and future sales of Common Stock under the Sales Agreement. Risks that could cause actual results to differ from those expressed in these forward-looking statements include: changes that may arise in connection with the completion of interim review procedures as of and for the three months ended March 31, 2024, the Company’s ability to remain listed on a national securities exchange, risks associated with clinical development and regulatory approval of pharmaceutical product candidates; risks relating to the Company’s ability to continue as a going concern; risks relating to cost variability of clinical trials; whether other therapies are developed and compete with the Company’s product candidates; whether the Company or others will be able to complete or initiate clinical trials on the Company’s expected timelines, if at all, including due to risks associated with macroeconomic and geopolitical events; the fact that future clinical results may not be consistent with preliminary results or results from prior studies; potential changes in regulatory requirements in the United States and foreign countries; the Company’s reliance on third parties for the development of its product candidates, including the conduct of its clinical trials and manufacture of its product candidates; whether the Company will be able to obtain additional financing on favorable terms or at all; and other risks described in the Company’s filings with the SEC under the heading “Risk Factors”. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description
5.1	Opinion of Cooley LLP.
23.1	Consent of Cooley LLP (included in Exhibit 5.1).
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Date:	April 12, 2024	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D. President and Chief Executive Officer